UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  April 30, 2014 (April 30, 2014)

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

350 North Orleans Street, 1st Floor
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(ZIP Code)

(312) 565-6868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2014, Merge Healthcare Incorporated (the “Company”) issued a News Release containing information about its financial condition and results of operations for the quarter ended March 31, 2014.

 A copy of the Company’s News Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	News Release of the Company dated April 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED
(Registrant)

Date: April 30, 2014	By:	/s/ JUSTIN C. DEARBORN
	Name:	Justin C. Dearborn
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release of the Company dated April 30, 2014.